                                                                         EX-99.1


VERITAS                                                                    NEWS

VERITAS Software
1600 Plymouth Street
Mountain View, CA 94043
650.335.8000



FOR IMMEDIATE RELEASE

             VERITAS SOFTWARE REPORTS RECORD FIRST-QUARTER RESULTS;
                 REVENUE UP 82% TO $245 MILLION FOR THE QUARTER

      Pro forma Quarterly Net Income Grows 86% Resulting in $0.12 Per Share

MOUNTAIN VIEW, CALIF. - APRIL 19, 2000 - VERITAS(R) Software Corporation (Nasdaq: VRTS), the industry's leading enterprise-class application storage management software provider, today announced record financial results for its first-quarter ended March 31, 2000. The Company achieved first-quarter revenue of $244.6 million, an increase of 82% over last year's pro forma first-quarter revenue of $134.7 million. Pro forma net income, which excludes purchase accounting adjustments, increased to $51.6 million from $27.7 million for the same quarter prior year, an 86% increase. Diluted pro forma net income per share for the first-quarter was $0.12, a 71% increase from $0.07 for the same period last year. VERITAS Software's pro forma operating margin increased to 31% for the first-quarter as compared with an operating margin of 30% for the same quarter last year.

The Company's as-reported revenue for the first-quarter was $244.6 million, compared with $71.9 million for the same period last year. For the first-quarter, VERITAS Software reported a net loss of $174.4 million, or $0.44 per share, compared with net income of $13.6 million, or $0.06 per share on a diluted basis for the prior year. Included in the current period's net loss is $235.2 million of purchase accounting amortization.

"Our record revenue growth again asserts our leadership positioning in the heterogeneous application storage management space," said Mark Leslie, chairman and CEO of VERITAS Software. "This success demonstrates the value of our solutions to mission-critical environments that demand continuous data availability, including customers in the financial, telecom and Internet sectors, and our significant position as the partner of choice for today's market-driving technology vendors. We continue to see strong demand for all product lines across the board and significant contributions from all of our key distribution channels, including our direct sales force, one-tier VAR network, two-tier distribution infrastructure, and OEM sales."


                                     -more-

VERITAS Software Q1'00 Earnings Release
Page 2 of 5



To better facilitate the financial reporting, the Company has added an additional financial table to its earnings releases: "Pro forma Statements of Operations." These pro forma statements are intended to present the Company's operating results excluding purchase accounting adjustments but including the results of Seagate Software NSMG and TeleBackup Systems effective at the beginning of 1999.

The Company will host a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time to discuss its results. Live Webcast is available at http://nasdaq.com/asp/Broadcast.asp?symbol=VRTS. Replay number for the call is 800-633-8284 (#148-84-281).

ABOUT VERITAS SOFTWARE

For enterprise customers who demand the continuous availability of business-critical information, VERITAS Software Corporation (Nasdaq: VRTS), the industry's leading enterprise-class application storage management software provider, ensures information availability from business-critical applications by delivering integrated, cross-platform storage management software solutions. The Company's products enable Business Without Interruption(TM) and are designed to protect, access and manage business-critical application information. VERITAS Software products are delivered through a global end user sales force and a worldwide network of enterprise VARs, resellers and OEM partners. The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 335-8000. Fax: (650) 335-8050. Email:
vx-sales@veritas.com. WWW site: http://www.veritas.com/.

                                       ###

FOR FURTHER INFORMATION CONTACT:

Ken Lonchar, Senior Vice President and CFO, VERITAS Software
(650) 526-2501, ken.lonchar@veritas.com

Dave Galiotto, Vice President of Finance/Investor Relations, VERITAS Software
(650) 318-4047, dave.galiotto@veritas.com

Erin Jones, Public Relations Director, VERITAS Software
(805) 783-4528, erin.jones@veritas.com

Borah Kim, Senior Manager of Investor Relations, VERITAS Software
(650) 318-4514, borah.kim@veritas.com


This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of our products and our ability to manage our business effectively, that could cause the actual results we achieve to differ materially from such forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

VERITAS Software Q1'00 Earnings Release
Page 3 of 5


                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                                    UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                       THREE MONTHS ENDED
                                                            MARCH 31,
                                                    -------------------------
                                                       2000            1999
                                                    ---------       ---------
NET REVENUE:
  User license fees                                 $ 204,316       $ 115,566
  Services                                             40,324          19,163
                                                    ---------       ---------
     TOTAL NET REVENUE                                244,640         134,729

COST OF REVENUE:
  User license fees                                    11,778           5,377
  Services                                             18,299           7,489
                                                    ---------       ---------
     TOTAL COST OF REVENUE                             30,077          12,866

GROSS PROFIT                                          214,563         121,863

OPERATING EXPENSES:
  Selling and marketing                                87,583          49,801
  Research and development                             35,113          22,884
  General and administrative                           14,911           8,667
                                                    ---------       ---------
     TOTAL OPERATING EXPENSES                         137,607          81,352

Income from operations                                 76,956          40,511

Interest and other income, net                         11,263           4,242
Interest expense                                       (7,523)         (1,438)
                                                    ---------       ---------
Income before income taxes                             80,696          43,315

Provision for income taxes                             29,051          15,594

PRO FORMA NET INCOME                                $  51,645       $  27,721
                                                    =========       =========

PRO FORMA NET INCOME PER SHARE - BASIC              $    0.13       $    0.07
                                                    =========       =========
PRO FORMA NET INCOME PER SHARE - DILUTED            $    0.12       $    0.07
                                                    =========       =========

SHARES USED IN PER SHARE CALCULATION - BASIC          394,471         377,627
                                                    =========       =========
SHARES USED IN PER SHARE CALCULATION - DILUTED        437,107         412,875
                                                    =========       =========


The pro forma statements of operations are intended to present the Company's operating results excluding purchase accounting adjustments but including the results of NSMG and Telebackup assuming the companies had been combined at the beginning of the three month periods ending March 31, 2000 and 1999, respectively. Such purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, restructuring and other merger costs, in-process research and development costs, and related adjustments for the income tax provision.

VERITAS Software Q1'00 Earnings Release
Page 4 of 5


                          VERITAS SOFTWARE CORPORATION
                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                   UNAUDITED
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                         THREE MONTHS ENDED
                                                              MARCH 31,
                                                      -------------------------
                                                         2000            1999
                                                      ---------       ---------
NET REVENUE:
  User license fees                                   $ 204,316       $  55,786
  Services                                               40,324          16,118
                                                      ---------       ---------
     TOTAL NET REVENUE                                  244,640          71,904

COST OF REVENUE:
  User license fees                                      11,778           1,955
  Services                                               18,299           6,527
  Amortization of developed technology                   15,395               -
                                                      ---------       ---------
     TOTAL COST OF REVENUE                               45,472           8,482

GROSS PROFIT                                            199,168          63,422

OPERATING EXPENSES:
  Selling and marketing                                  87,583          26,823
  Research and development                               35,113          13,816
  General and administrative                             14,911           3,289
  Amortization of goodwill and other intangibles        219,759               -
                                                      ---------       ---------
     TOTAL OPERATING EXPENSES                           357,366          43,928

Income (loss) from operations                          (158,198)         19,494

Interest and other income, net                           11,263           3,031
Interest expense                                         (7,523)         (1,433)
                                                      ---------       ---------
Income (loss) before income taxes                      (154,458)         21,092

Provision for income taxes                               19,925           7,509

NET INCOME (LOSS)                                     $(174,383)      $  13,583
                                                      =========       =========

NET INCOME (LOSS) PER SHARE - BASIC                   $   (0.44)      $    0.06
                                                      =========       =========
NET INCOME (LOSS) PER SHARE - DILUTED                 $   (0.44)      $    0.06
                                                      =========       =========

SHARES USED IN PER SHARE CALCULATION - BASIC            394,471         215,199
                                                      =========       =========
SHARES USED IN PER SHARE CALCULATION - DILUTED          394,471         239,111
                                                      =========       =========


VERITAS Software Q1'00 Earnings Release
Page 5 of 5


                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)





                                                       MARCH 31,     DECEMBER 31,
                                                         2000            1999
                                                     ------------    ------------
                                                     (UNAUDITED)
                                     ASSETS
CURRENT ASSETS:
  Cash and short-term investments                    $    851,450    $    692,381
  Accounts receivable, net                                126,448         132,180
  Deferred income taxes                                    23,803          23,803
  Other current assets                                     18,925          13,381
                                                     ------------    ------------
     TOTAL CURRENT ASSETS                               1,020,626         861,745

Long-term investments                                      49,004          65,036
Property and equipment                                     88,233          76,958
Goodwill and other intangibles                          2,991,076       3,226,749
Other non-current assets                                    8,429           2,789
                                                     ------------    ------------
     TOTAL ASSETS                                    $  4,157,368    $  4,233,277
                                                     ============    ============

                        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                   $     32,774    $     30,229
  Accrued compensation and benefits                        41,769          35,560
  Accrued acquisition and restructuring costs              22,089          24,202
  Other accrued liabilities                                35,229          41,727
  Income taxes payable                                        173           6,804
  Customer advances                                         6,521           5,208
  Deferred revenue                                        124,296          86,979
                                                     ------------    ------------
     TOTAL CURRENT LIABILITIES                            262,851         230,709

NON-CURRENT LIABILITIES:
  Convertible subordinated notes                          454,557         451,044
  Deferred income taxes                                   144,384         157,867
  Other non-current liabilities                               529             596
                                                     ------------    ------------
     TOTAL NON-CURRENT LIABILITIES                        599,470         609,507

Stockholders' equity                                    3,295,047       3,393,061
                                                     ------------    ------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $  4,157,368    $  4,233,277
                                                     ============    ============